Exhibit 99.1

TREE TECHNOLOGIES INKS DEAL TO SUPPLY 200,000

E-MOTORBIKES TO INDONESIA

- Multi-year deal sees a minimum of 10,000 units in 2021

- Up to 90,000 units in 2022

- Up to 100,000 units in 2023

-Total deal value is US$274m

Selangor, Malaysia, 14 April 2021 - Tree Technologies Sdn Bhd (Treeletrik), a Malaysian home-grown electric vehicles (EV) maker with a presence in the ASEAN market and a subsidiary of Ideanomics (NASDAQ: IDEX), has signed a partnership to supply 200,000 units of its 100% electric motorbikes to Indonesia, via distributors, PT Pasifik Sakti Enjiniring and the Nahdatul Ulama Board (PBNU). The partnership extends Treeletrik’s regional presence as a key player in promoting electric mobility, supporting ASEAN’s energy transition agenda.

The partnership positions Malaysia as a key EV manufacturer and first regional supplier to export units in ASEAN, in line with the region’s evolving energy landscape. The region’s ultimate goal of decreasing the level of final energy consumption in the road transport sector by 2040 paves the way for EV makers like Treeletrik to continue building a progressive EV ecosystem.

Commenting on the Cooperation Agreement signing with PT Pasifik Sakti Enjiniring, Treeletrik CEO, Datuk Viswananthan Menon said, “Treeletrik is a pioneer in bringing true electric motorbikes from Malaysia to the ASEAN region and beyond, spearheading a new way of mobility. We are thrilled to further our efforts on the regional stage through this partnership with PT Pasifik Sakti Enjiniring and PBNU in Indonesia to provide a transportation option that is clean, safe, and affordable, with our advanced EV technology. Our 100% electric motorbikes offer customers long-term cost savings and more importantly contribute towards an overall positive impact to the environment.”

The agreement spanning three years, will see Treeletrik supply electric motorbikes to be jointly marketed by PT Pasifik Sakti Enjiniring and PBNU for the Indonesian market. PT Pasifik Sakti Enjiniring which operates the electric motorbikes brand, MOLINUS (Motor Listrik Nusantara), will now add Treeletrik’s 100% electric motorbikes to its portfolio. A joint venture is also in the pipeline between Treeletrik and PT Pasifik Sakti Enjiniring to establish an assembly plant in Indonesia in anticipation of growing demand for the electric motorcycles. The move will serve as a positive boost to Indonesia’s economy through talent development, job opportunities and technology transfer.

The new electric motorbike range, certified in Europe and Malaysia with UNECE WP.29, will feature Treeletrik’s signature quick swap lithium battery technology. With an average speed of 65-90 km/hour, the e-motorbikes have a travel range of 85 to120 km. Aligned with the Indonesian government's program concerning the Acceleration of the Battery-Based Electric Motor Vehicle Program, the Indonesian parties are optimistic about demand and set sales targets at 10,000 units for the year 2021 and completing the 200,000 units by end of 2023. The full agreement will be disclosed via an 8-K filing.

Positioned for growth

Treelektrik’s newest regional distribution partnership taps into Indonesia’s large population of motorbike users, a positive growth indicator for the brand. Treeletrik’s portfolio of electric motorbikes and electric commercial vehicles seek to redefine the EV industry and future of mobility in Malaysia and ASEAN.

In preparation to fulfil its growing order books, the company is investing in its assembly, production, and marketing facilities, initially in Selangor, Malaysia and later at a new facility in Gebeng, Pahang in Malaysia. It also plans to establish an assembly plant in Indonesia, in conjunction with the distribution partner, to streamline supply chain efficiencies and improve margins through local assembly in markets with sufficient demand.

Electric powered innovation

Treeletrik’s approach to mobility eliminates the need for fossil fuels and oil changes, resulting in zero carbon dioxide (CO2) emissions. Additionally, Treeletrik e-motorbikes offer users long term cost saving benefits, saving users above 50% in daily running and maintenance cost. The e-motorbikes can travel up to an estimate of 80 to 120 km daily (Averaging 70,000 kilometers over 36 months) and costs RM0.01 (one sen) to RM0.02 (two sen) to run per km, based on the Tenaga Nasional electricity rate at RM0.571 / KwH charging at its highest tariff.

Fulfilling demand for EV

Determined to help raise the bar for electric mobility in ASEAN countries, Treeletrik continues to receive positive demand for its 100% electric motorbikes. The EV player began exporting an estimated 50 units of electric motorbikes to Thailand and Indonesia in 2020, with an additional 15,000 units due to be exported this year. Other markets Treeletrik is eyeing as potential customers include The Philippines and Cambodia.

“The sizeable orders secured to date and ongoing discussions with other countries expressing keen interest on Treeletrik’s e-bike range, will result in significant expansion in both Malaysia and international operations of Treeletrik.” added Menon.

Ideanomics acquired 51% ownership of Treeletrik in 2019. The company has since begun organizing itself for growth in the ASEAN region to tap the region’s heavy reliance on two- and three-wheeled transportation.

About Tree Technologies Sdn. Bhd.

Tree Technologies Sdn Bhd, owns the EV brand Treeletrik, and is a pioneer company to bring a true road legal electric motorbikes to Malaysia. The company provides transportation options that are clean, safe and affordable, with advanced technology, EV innovations and minimal maintenance. Treeletrik is licensed to manufacture all kinds of EV products from MITI.

In March 2019, Ideanomics acquired a controlling stake in Tree Technologies Sdn Bhd. The combined organisation accelerates the adoption and affordability of EV production, extending Treeletrik's portfolio from EV mopeds and bikes to EV buses, trucks and cars. The expanded vehicle product line serves the 650 million people in the ASEAN region including Malaysia, Thailand, Indonesia, Cambodia, Vietnam, Philippines, Laos, Singapore, and Brunei.

https://www.treeletrik-ev.com

About Ideanomics

Ideanomics is a global company focused on the convergence of financial services and industries experiencing technological disruption. Our Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility and Ideanomics Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries.

The company is headquartered in New York, NY, with offices in Beijing, Hangzhou, and Qingdao, and operations in the U.S., China, Ukraine, and Malaysia.

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our intention to transition our business model to become a next-generation financial technology company, our business strategy and planned product offerings, our intention to phase out our oil trading and consumer electronics businesses, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to continue as a going concern; our ability to raise additional financing to meet our business requirements; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations; and other risks and uncertainties disclosed under the sections entitled "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations and Media Contact

Richard Ho

Tree Technologies Sdn Bhd

richard.ho@treeletrik-ev.com

Ideanomics, Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116 New York, NY 10018

ir@ideanomics.com

Valerie Christopherson / Lora Wilson

Global Results Communications (GRC)

+1 949 306 6476

valeriec@globalresultspr.com

Jeremy Ertl

Skyya PR

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